GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

FST Shares, FST Service Shares, FST Administration Shares,
FST Preferred Shares, FST Select Shares and FST Capital Shares of:

Goldman Sachs Financial Square Prime Obligations Fund
Goldman Sachs Financial Square Money Market Fund
Goldman Sachs Financial Square Treasury Obligations Fund
Goldman Sachs Financial Square Treasury Instruments Fund
Goldman Sachs Financial Square Government Fund
Goldman Sachs Financial Square Federal Fund
Goldman Sachs Financial Square Tax-Free Money Market Fund

Goldman Sachs Institutional Liquid Assets Portfolios

ILA Shares, ILA Administration Shares, ILA Service Shares,
ILA Cash Management Shares, ILA Class B Shares
and ILA Class C Shares of (as applicable):

Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Money Market Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio
Goldman Sachs Institutional Liquid Assets Federal Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio

Supplement dated December 30, 2008 to the
Prospectuses dated April 29, 2008 (the “Prospectuses”)

As described in the Prospectus supplement dated October 30, 2008, each fund listed above (each, a “Fund”) was formally approved for participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Program was initially scheduled to terminate on December 18, 2008, but the Treasury elected to extend the Program until April 30, 2009. With the exception of the Goldman Sachs Financial Square Treasury Obligations Fund, the Goldman Sachs Financial Square Treasury Instruments Fund, the Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio and the Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio (the “Treasury Funds”), each Fund has elected to continue its participation in the Program.

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based upon the number of shares held by those investors in a fund as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes its account after September 19, 2008 and then reopens it. The guarantee provided pursuant to the Program would be triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, a fund’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law in order to commence liquidation of that fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. Continued participation in the Program required each fund to pay an additional non-refundable participation fee which amounted to either 0.015% or 0.022% of the value of a fund’s outstanding shares on September 19, 2008. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund, which as of the date of this Supplement, is comprised of approximately $50 billion in assets.

The Program’s participation fee will be borne by each of the non-Treasury Funds without regard to any expense limitation currently in place, and therefore all shareholders of the non-Treasury Funds will bear these expenses, irrespective of the extent of their coverage. The Program will remain in effect until April 30, 2009, but the Secretary of the Treasury may extend the Program for any period or periods up to and including the close of business on September 18, 2009. If the Program is extended, each non-Treasury Fund may renew its participation and, upon payment of an additional Program participation fee, maintain coverage during any extension of the Program. If the Secretary chooses not to renew the Program at the end of the extended period, the Program will terminate. Further information about the Program can be obtained at www.ustreas.gov.

Each of the Treasury Funds has elected not to continue its participation in the Program. The Treasury Funds and their shareholders are no longer covered by the Program and have paid no additional fees to the Treasury.

Neither this supplement, the Prospectuses, nor a Fund itself are in any manner approved, endorsed or sponsored by the Treasury.

This Supplement should be retained with your Prospectuses
for future reference.

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FSQILATGPSTK 12-08